UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): March 31, 2010

                            MusclePharm Corporation
            (Exact Name of Registrant as Specified in its Charter)

            Nevada                     000-53166            77-0664193
(State or Other Jurisdiction of   (Commission File No.)  (I.R.S. Employer
         Incorporation)                                   Identification
                                                              Number)

                3390 Peoria St., #307, Aurora, CO            80010
               (Address of Principal Executive Offices)    (Zip Code)

     Registrant's telephone number, including area code:  (800) 210-7369

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 9.01  Financial Statements, Pro Forma Financial Information and
Exhibits.

     (a)  Financial Statements of Businesses Acquired

     Financial Statements of Muscle Pharm, LLC for the year ended December 31, 2009 and the period from April 22, 2008 (Inception) through December 31, 2008 are included herewith as Exhibit 99.1. The registrant previously filed financial statements of Muscle Pharm, LLC which included the nine month period ended September 30, 2009 (unaudited) and the period from April 22, 2008 (Inception) through December 31, 2008 in a Form 8-K filed on February 2, 2010. On March 3, 2010 the registrant filed a Form 8-K to report a change in the registrant's year end from August 31 to December 31. The registrant is filing the attached Financial Statements in accordance with paragraph 12240.4 of the Financial Reporting Manual which covers situations involving reverse acquisitions where the registrant elects to adopt the fiscal year of the accounting acquirer. The registrant intends to file a Transition Report on Form 10-K covering the four month period ended December 31, 2009 by May 19, 2010 which is 90 days after the closing of the reverse acquisition of Muscle Pharm, LLC.

     (b)  Pro Forma Financial Statements

     Pro Forma Financial Information giving effect to the acquisition of Muscle Pharm, LLC and the Company is included herewith as Exhibit 99.2.

     (c)  Exhibits

No.    Exhibit

99.1 Audited financial statements of Muscle Pharm, LLC for the year ended December 31, 2009 and for the period from April 22, 2008 (Inception) through December 31, 2008.

99.2 Unaudited pro forma consolidated balance sheet as of December 31, 2009; unaudited pro forma consolidated statement of operations for the year ended December 31, 2009; and unaudited pro forma consolidated statement of operations for the three months ended December 31, 2009.

                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MusclePharm Corporation


                                     By:/s/ Brad J. Pyatt
                                     Name:  Brad J. Pyatt
                                     Title: President

Dated:  March 31, 2010